CONDENSED STATEMENTS OF OPERATIONS	12 Months Ended
Dec. 31, 2020 USD ($) $ / shares shares
CONDENSED STATEMENTS OF OPERATIONS
Revenue	$ 8,184,106
Operating expenses:
Cost of revenue	3,585,477
Technology	1,465,348
Sales and marketing	1,783,563
Supply development	497,182
Fulfillment	859,643
General and administrative	2,399,273
Total operating expenses	10,590,486
Loss from operations	(2,406,380)
Other income (expense), net
Interest expense	(2,096,795)
Interest income	437
Change in fair value of derivative liability on convertible notes	(159,000)
Other income	9,654
Other expense, net	(2,245,704)
Net loss	$ (4,652,084)
Net loss per share
Basic (in dollars per share) | $ / shares	$ (4.97)
Diluted (in dollars per share) | $ / shares	$ (4.97)
Weighted average shares of common stock outstanding
Basic (in shares) | shares	936,213
Diluted (in shares) | shares	936,213